UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management

Item 5.02 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders of the Company was held on June 22, 2022. The following proposals were voted on with the results indicated below:

1.Election of a Board of Directors of eight members to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed.

	Votes For	Votes Withheld	Abstain
Maurice J. Gallagher, Jr.	16,257,441	289,161	3,507
Montie Brewer	16,138,803	407,462	3,844
Gary Ellmer	16,162,980	381,430	5,699
Ponder Harrison	16,439,532	104,611	5,966
Linda A. Marvin	16,177,047	369,372	3,690
Sandra Morgan	16,496,170	50,233	3,706
Charles Pollard	16,361,489	182,736	5,884
John Redmond	16,422,642	120,359	7,108

There were 618,278 broker non-votes with respect to the election of Directors.

2.Advisory vote approving executive compensation (proposal approved):

Votes For: 16,164,086
Votes Against: 380,020
Votes Abstaining: 6,003
Broker Non-votes: 618,278

3.To approve the 2022 Long-term Incentive Plan (proposal approved):

Votes For: 12,785,147
Votes Against: 3,706,850
Votes Abstaining: 58,112
Broker Non-votes: 618,278

4.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (proposal ratified):

Votes For: 17,121,373
Votes Against: 39,866
Votes Abstaining: 7,148
Broker Non-votes: None

5.Stockholder proposal to require shareholder approval of certain termination pay arrangements (proposal rejected):

Votes For: 5,426,683
Votes Against: 11,115,109
Votes Abstaining: 8,317
Broker Non-votes: 618,278

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2022	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	Chief Financial Officer